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                                                                    EXHIBIT 99.1

            MODIFICATION AGREEMENT, dated as of August 5, 2004 (this "Modification Agreement"), by and among Sipex Corporation, a Delaware corporation (the "Company") (of the First Part); and Rodfre Lending LLC, a Delaware limited liability company ("Rodfre Lending"), and Rodfre Holding LLC, a Delaware limited liability company ("Rodfre Holding") (of the Second Part).

            WHEREAS, pursuant to a statutory merger, the Company has changed its jurisdiction of incorporation from Massachusetts to Delaware, and all references to the Company herein shall mean the successor Delaware corporation and its predecessor Massachusetts corporation;

            WHEREAS, pursuant to a Securities Purchase Agreement dated as of September 27, 2002 between the Company and S&F Financial Holdings Inc., a Canadian corporation ("S&F") (the "Purchase Agreement"), the Company has sold to S&F , and S&F has purchased from the Company a warrant, convertible into nine hundred thousand (900,000) shares of Common Stock at a conversion price of $2.9458 per share (the "Warrant"). Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement or, if not defined therein, in the Warrant;

            WHEREAS, effective as of July 21, 2003, S&F has transferred to Alonim Investments Inc. ("Alonim") and Alonim has assumed all of the assets and liabilities of S&F including, but not limited to the Warrant, and S&F was subsequently dissolved effective as of July 24, 2003;

            WHEREAS, effective as of July 21, 2003, Alonim has transferred the Warrant to Future Electronics Inc., a Canadian corporation ("Future") and Future thereafter transferred the Warrant to Rodfre Investments Inc., a Canadian corporation, and Rodfre Investments thereafter transferred the Warrant to Rodfre Holding;

            WHEREAS, Rodfre Holding is the successor and assignee of all rights and obligations of S&F Financial Holdings Inc. in respect of the Warrant;

            WHEREAS, pursuant to the Registration and Standstill Agreement dated as of June 20, 2003 (the "Registration and Standstill Agreement") among the Company, of the first part, and Alonim, S&F, and Future (collectively, the "Future Entities"), of the second part, the Company has granted certain registration rights and the Future Entities have agreed to certain restrictions on the acquisition and disposition of Common Stock;

            WHEREAS, pursuant to the Voting Agreement dated as of June 20, 2003 (the "Voting Agreement") between the Company and Alonim, Alonim has agreed to certain restrictions on the voting of the Company's Common Stock;

            WHEREAS, effective as of July 21, 2003, Alonim has transferred to Rodfre Investments, and Rodfre Investments thereafter transferred to Rodfre Holding, all of the six million eighty five thousand two hundred (6,085,200) shares of Common Stock, which Alonim held prior to such transfer;

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            WHEREAS, Alonim has also transferred to Rodfre Investments, and
Rodfre Investments thereafter transferred unto Rodfre Holding all of the two million sixty four thousand (2,064,000) shares of Common Stock that it acquired after July 21, 2003;

            WHEREAS, Future, Rodfre Lending, Rodfre Holding and Rodfre Investments and each of them are wholly owned subsidiaries of the Purchaser;

            WHEREAS, the Company has acknowledged and consented, to the extent that the same may be required, to the foregoing transfers of the shares of Common Stock, and the Warrant, and all parties, and the Intervenors (as defined below), acknowledge that the Purchase Agreement, the Registration and Standstill Agreement and the Voting Agreement are binding upon Rodfre Holding and Rodfre Lending and that they shall be deemed to be parties to the same, as if originally named therein;

            WHEREAS, on December 23, 2003, the parties hereto and the Intervenors entered into a Modification Agreement, which, amongst other things, amended the Registration and Standstill Agreement (the "First Modification Agreement");

            WHEREAS, subsequent to the Modification Agreement, on or about February 18, 2004, Rodfre Lending converted the 2002 Note and the 2003 Note into respectively one million, six hundred thousand (1,600,000) and three million (3,000,000) shares of Common Stock.

            WHEREAS, the Company, the Intervenors, Rodfre Holding, and Rodfre Lending desire to further modify the terms and conditions of the Registration and Standstill Agreement as set forth hereafter;

            WHEREAS, the Company and Rodfre Holding desire for the Holder of the Warrant to exercise the Warrant immediately upon closing of the transactions contemplated herein; and

            WHEREAS, except as previously amended or provided for or contemplated herein, the Company, Rodfre Holding, Rodfre Lending and the Intervenors, desire to preserve in full force and effect the agreements set forth in the Registration and Standstill Agreement and the Voting Agreement.

            NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1. Incorporation of Recitals. The Recitals of this Agreement shall be deemed to constitute a part hereof;

            Section 2. Exercise of Warrant. Subject to the terms and conditions hereof, the Warrant shall be exercised immediately upon closing of the instant transactions. Concurrently hereto, Rodfre Holding does hereby tender to the Company, and the Company does hereby acknowledge receiving from Rodfre Holding the Notice of Exercise of the Warrant, together with the payment by Rodfre Holding of the sum of two million, six hundred and fifty-one thousand, two hundred and twenty dollars ($2,651,220.00), which is nine hundred thousand (900,000) times the

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conversion price ($2.9458) being the consideration paid for the issuance of said nine hundred thousand (900,000) shares of Common Stock. The Company shall promptly thereafter issue to Rodfre Holding, a share certificate or share certificates representing 900,000 new shares of Common Stock.

            Section 3. Amendments to Registration and Standstill Agreement.

            (i) Section 2 (a) (i) of the Registration and Standstill Agreement shall be amended to read as follows:

      "acquire (by purchase or otherwise), offer to acquire, or agree to acquire, directly or indirectly, any shares of Company Voting Stock or Derivative Securities if the effect of such acquisition would be to cause Alonim and its Affiliates to become, in the aggregate, the Beneficial Owner of either: (A) on a Fully Diluted Basis, more than forty-two and a half percent (42.5%) of the Company Voting Stock (the "Standstill Percentage"); or (B) on a non-diluted basis, more than forty-nine percent (49%) of the outstanding Company Voting Stock (the "Second Standstill Percentage").

      (ii) Section 2 (a) (ii) of the Registration and Standstill Agreement is hereby amended to read as follows:

      "request that the Company or any of its representatives, directly or indirectly, amend or waive any provision of this Section 2.

      Notwithstanding the foregoing, Alonim and its Affiliates shall not be in breach hereof, nor shall they be obligated to dispose of Company Voting Stock or Derivative Securities if the aggregate percentage of Company Voting Stock which Alonim and its Affiliates are the Beneficial Owner of:
      (A) on a Fully Diluted Basis, exceeds the Standstill Percentage; or (B) on a non-diluted basis, exceeds the Second Standstill Percentage; in each case, solely as a result of (1) the Company engaging in a stock repurchase of shares of its Company Voting Stock or (2) the lapsing of subscription rights pursuant to Derivative Securities not Beneficially Owned by Alonim and its Affiliates."

      (iii) Section 4 (a) (ii) of the Registration and Standstill Agreement is hereby amended to read as follows:

      "from time to time, upon demand from Alonim, prepare and file with the SEC a registration statement (each such registration statement, an "Additional Registration Statement," and "Registration Statement" shall refer to the Initial Registration Statement, any Additional Registration Statement or any registration statement filed pursuant to Section 4(b) hereof), subject to receipt of the information called for by the questionnaire attached to this Agreement as Exhibit A from Alonim, after prompt written request from the Company to Alonim to provide such information. Such Additional Registration Statement(s) shall be prepared to enable the resale by Alonim or its Affiliates, from time to time, on the automated quotation system of the Nasdaq National Market (or any other exchange or market on which the Common Stock is then listed or traded), or in privately negotiated transactions, without

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      restriction other than those expressly set forth herein, of the other shares of Common Stock now or in the future held by Alonim or any of its Affiliates within the Standstill Percentage (on a Fully Diluted Basis) and within the Second Standstill Percentage (on a non-diluted basis) (the "Affiliate Shares"); provided, that any such demand for registration pursuant to this subsection 4(a)(ii) by Alonim shall be for a minimum of 2,000,000 shares;"

      (iv) Section 5 (b) of the Registration and Standstill Agreement is hereby amended to read as follows:

      "During the term of this Agreement, the Company shall not take any action in such a manner that would cause Alonim and its Affiliates' aggregate Beneficial Ownership of Company Voting Stock; (i) on a Fully Diluted Basis, to exceed the Standstill Percentage; or (ii) on a non-diluted basis, to exceed the Second Standstill Percentage."

            Section 4. Covenants. Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other acts and things in good faith as may be reasonable or appropriate to timely effectuate the intents and purposes of this Modification Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, execution of any additional document, contract, deed, or other instrument, consistent with the terms and conditions hereof, necessary or useful to give effect to the transactions contemplated hereby.

            Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            Section 6. Captions. The captions and paragraph headings of this Modification Agreement are solely for the convenience of reference and shall not affect its interpretation.

            Section 7. Counterparts. This Modification Agreement may be signed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            Section 8. Effect of Modification Agreement. Except as expressly amended or as contemplated by this Modification Agreement, the Warrant, the Registration and Standstill Agreement and the Voting Agreement shall remain in full force and effect as the same were in effect immediately prior to the effectiveness of this Modification Agreement. All references in the Registration and Standstill Agreement to "this Agreement" shall be deemed to refer to the Registration and Standstill Agreement as modified by this Modification Agreement.

            Section 9. Successors and Assigns, Intervenors. This Modification Agreement, as well as all other agreements and instruments ancillary hereto, shall avail in favor of and be binding upon the parties hereto and upon the Intervenors, and their respective successors and assigns.

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            IN WITNESS WHEREOF, the parties hereto have caused this Modification
Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                SIPEX CORPORATION

                                By: /s/ Walid Maghribi
                                    --------------------------------------------
                                    Name:  Walid Maghribi
                                    Title: President and Chief Executive Officer

                                RODFRE HOLDING LLC

                                By: /s/ Robert B. Roop
                                    --------------------------------------------
                                    Name:  Robert B. Roop
                                    Title: Manager

                                RODFRE LENDING LLC

                                By: /s/ Robert B. Roop
                                    --------------------------------------------
                                    Name:  Robert B. Roop
                                    Title: Manager

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                                  INTERVENTION

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we, Alonim Investments Inc., a Canadian corporation, and Future Electronics Inc., a New Brunswick corporation, (herein and in the Agreement referred to as the "Intervenors") do hereby acknowledge, concur in and consent to the transactions contemplated in this Modification Agreement, for all intents and purposes, and agree to be bound by the terms and conditions of this Modification Agreement as if we were each parties to this Modification Agreement and to cause our subsidiaries and affiliates to be similarly bound if necessary or useful to give effect to the transactions contemplated hereby.

      IN WITNESS WHEREOF, the Intervenors have executed this Intervention to the Modification Agreement, through their respective authorized officers as of the day and year first above written.

                                          FUTURE ELECTRONICS INC.

                                          By: /s/ Guy Lavergne
                                              ----------------------------
                                              Name:  Guy Lavergne
                                              Title: Attorney in Fact

                                          ALONIM INVESTMENTS INC.

                                          By: /s/ Guy Lavergne
                                              ----------------------------
                                              Name:  Guy Lavergne
                                              Title: Attorney in Fact